Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Third Quarter 2023 Results OCTOBER 25, 2023

BXMT HIGHLIGHTS

- Reported 3Q GAAP EPS of $0.17 and Distributable EPS[1] of $0.78; strong Distributable Earnings provide robust dividend coverage and support book value
- Well positioned to navigate volatility with a diversified capital base, substantial liquidity, and term-matched financings

Earnings Power

Strong Distributable Earnings generated by senior, floating-rate portfolio

$0.78
3Q Distributable EPS[1]

126%
3Q dividend coverage[2]

Balance Sheet Strength

Well-structured, match-funded liabilities with substantial liquidity

$1.8B
liquidity

$0
corporate debt maturities until 2026

Credit Performance

High-quality collateral supports continued loan performance and repayment activity

$1.0B
3Q repayments

95%
performing loans[3]

Note: The information in this presentation is as of September 30, 2023, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date appearing in the materials only and are based on BXMT's opinions of the current market environment, which is subject to change. BXMT's manager is a subsidiary of Blackstone.

(1) Represents Distributable Earnings per share. See Appendix for definition and reconciliation to GAAP net income.

(2) Reflects ratio of Distributable Earnings per share to dividends declared per share for the three months ended September 30, 2023. See Appendix for a reconciliation to GAAP net income, which covered 27% of the dividend in the same period.

(3) Based on Net Loan Exposure. See Appendix for definition.

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Blackstone |Blackstone Mortgage Trust, Inc. 2 THIRD QUARTER RESULTS (1) See Appendix for definition and reconciliation to GAAP net income. (2) Dividend yield based on share price of $20.10 as of October 24, 2023. Dividend coverage reflects ratio of Distributable Earnings per share to dividends declared per share for the three months ended September 30, 2023. See Appendix for definition and reconciliation to GAAP net income, which covered 27% of the dividend in the same period. (3) Based on Net Loan Exposure. See Appendix for definition. (4) Reflects weighted-average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT. (5) Represents Distributable Earnings in excess of dividends declared for the three months ending September 30, 2023. See Appendix for reconciliation to GAAP net income, which was $78 million less than dividends declared. Earnings  3Q GAAP basic earnings per share of $0.17 and Distributable Earnings(1) per share of $0.78  Increased CECL reserve by $0.56 per share in 3Q; book value of $25.90 per share down just 1% year-to-date  Paid 3Q dividend of $0.62 per share, equating to a 12.3% annualized dividend yield;(2) substantial dividend coverage(2) of 126% Portfolio  $22.1 billion loan portfolio(3) secured by institutional quality real estate, with a weighted-average origination LTV(4) of 64%  Collected $1.0 billion of repayments, reflecting liquidity for high-quality assets  Well-diversified portfolio of 185 senior loans, distributed across sectors and markets Credit  95% performing portfolio(3) continues to generate robust cash flow; $27 million of excess Distributable Earnings(5) added to book value in 3Q  Upgraded 7 loans and downgraded 5 loans in 3Q; stable weighted-average risk rating of 2.9  CECL reserve of $477 million is over 3x prior year level; significant reserves established on 5-risk rated loans, averaging 23% of loan cost basis  Stable, match-funded financing structures with no capital markets mark-to-market provisions  Maintained record liquidity of $1.8 billion with no corporate debt maturities until 2026  Repurchased $33 million of Senior Secured Notes at 85% of par, contributing to a 0.1x reduction in leverage quarter-over-quarter Capitalization & Liquidity

Blackstone |Blackstone Mortgage Trust, Inc. 112% 130% 3Q 2022 LTM 3Q 2023 LTM $0.71 $0.87 $0.79 $0.79 $0.78 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 (1) Reflects change in Distributable Earnings per share in the three months ending September 30, 2023 compared to the prior period. See Appendix for reconciliation to GAAP net income, which declined by 72%. (2) Reflects ratio of Distributable Earnings per share to dividends declared per share for the respective periods. See Appendix for definition and reconciliation to GAAP net income. GAAP coverage of 27% and 47% for the three months and twelve months ending September 30, 2023, respectively. (3) See Appendix for definition and reconciliation to GAAP net income. 3 EARNINGS  3Q Distributable Earnings grew 10% year-over-year,(1) as higher rates continued to benefit floating rate portfolio  Dividend well covered(2) at 126% in 3Q and 130% over the last 12 months Earnings Per Share GAAP EPS $0.17$(0.28) $0.62 Dividend $0.68 $0.59 Distributable EPS(3) Prepayment Income Dividend Coverage(2) Dividend Coverage $0.60 GAAP Coverage 101% 47%

Blackstone |Blackstone Mortgage Trust, Inc. $153 $155 $166 $154 $190 $197 $214 $323 12/31/2022 3/31/2023 6/30/2023 9/30/202312/31/2022 3/31/2023 6/30/2023 9/30/2023 4 EARNINGS Stable Book Value ($ per share) CECL Reserve ($ in millions)  Excess earnings add to equity base and cushion the impact of credit migration; book value per share down only 1% year-to-date notwithstanding a 39% increase in CECL reserves over the period  Asset-specific CECL amount represents 23% of impaired loan cost basis, reserving against implied value decline of over 50% for the most challenged collateral $343 $352 $380 23% of 5-Rated Loans General Reserve Asset-Specific Reserves $26.26 $26.28 $26.30 $25.90 $477 12/ 3/ 2023 9/

Blackstone |Blackstone Mortgage Trust, Inc. (1) States and countries comprising less than 1% of total loan portfolio are excluded. (2) Based on Net Loan Exposure. See Appendix for definition. DC 1% TX 6% NY 15% NV 3% MA 2% IL 3% GA 2% FL 7% CA 13% VA, 2% AZ 2% CO 2% 5 PORTFOLIO  Well-diversified portfolio of 185 senior loans, secured by institutional assets across sectors and markets Collateral Diversification(2)Geographic Footprint(1)(2) ES 5% IE, 5% UK, 15% SE, 2% AU 6% NC, 1% DEU 1% US Office 27% Non-US Office 9% Multifamily 26% Hospitality 17% Industrial 10% Retail 4% Life Sciences/ Studio 2% Other Property 5% Sunbelt 25% Northeast 20% West 13% Midwest 4% Northwest 2% UK 15% Other Western Europe 15% Australia 6%

Blackstone |Blackstone Mortgage Trust, Inc. 2.8 2.9 2.9 2.9 2.9 - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 Weighted Average Risk Rating 99% 97% 97% 96% 95% 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 6 CREDIT Weighted-Average Risk Rating(1)Performing Portfolio(1) % Performing Average 1M SOFR  BXMT’s loan portfolio has demonstrated resilience through market volatility and rapidly increasing interest rates; 95% performance(1) reflects strong overall credit quality and underwriting standards  Stable weighted-average risk rating of 2.9 as most assets continue to demonstrate positive business plan performance, offsetting limited universe of more challenged assets (1) Based on Net Loan Exposure. See Appendix for definition. 1 2 3 4 5 2.45% 3.88% 4.62% 5.04% 5.30% Weighted-Average Risk Rati

CAPITALIZATION

- Maintained record liquidity of $1.8 billion; leverage declined by 0.1x quarter-over-quarter
- Well-structured balance sheet positioned to withstand volatility, with no capital markets mark-to-market provisions, limited credit mark-to-market, and no corporate debt maturities until 2026

Debt to Equity and Liquidity

($ in billions)



$1.7
$1.6[1]
$1.6
$1.8
$1.8
3.6x
3.8x
3.8x
3.7x
3.6x
3.4x
3.5x
3.5x
3.4x
3.2x
9/30/2022
12/31/2022
3/31/2023
6/30/2023
9/30/2023
Debt-to-Equity Ratio(2)
Debt-to-Equity Ratio, adj.(3)
Liquidity

Corporate Debt Maturities[4]

($ in millions)



$1,303
$367
$300
$780
2023
2024
2025
2026
2027
2028+
Convertible Notes
Term Loan B
Senior Secured Notes

(1) Liquidity as of December 31, 2022, net of $220 million for convertible notes that matured in March 2023.
(2) Represents gross principal amounts for (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) total equity.
(3) Represents gross principal amounts for (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) Adjusted Equity. See Appendix for definition and reconciliation to GAAP total equity.
(4) Excludes $22 million per annum of scheduled amortization payments under the Term Loan B.

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Blackstone |Blackstone Mortgage Trust, Inc. Appendix 8

APPENDIX

Portfolio Details

($ in millions)

	Loan Type	Origination Date[1]	Total Loan[2]	Principal Balance[2]	Net Book Value	Cash Coupon[3]	All-in Yield[3]	Maximum Maturity[4]	Location	Property Type	Loan Per SQFT / Unit / Key	Origination LTV[1]
Loan 1	Senior Loan	4/9/2018	$ 1,487	$ 1,111	$ 1,108	+ 4.32 %	+ 4.64 %	6/9/2025	New York	Office	$392 / sqft	48 %
Loan 2	Senior Loan	8/14/2019	1,043	954	952	+ 3.02 %	+ 3.78 %	12/23/2024	Dublin - IE	Mixed-Use	$316 / sqft	74 %
Loan 3	Senior Loan	6/24/2022	851	851	845	+ 4.75 %	+ 5.07 %	6/21/2029	Diversified - AU	Hospitality	$387 / sqft	59 %
Loan 4	Senior Loan	3/22/2018	600	600	600	+ 3.25 %	+ 3.31 %	3/15/2026	Diversified - Spain	Mixed-Use	n / a	71 %
Loan 5	Senior Loan[2]	8/7/2019	571	571	116	+ 3.22 %	+ 3.46 %	9/9/2025	Los Angeles	Office	$712 / sqft	59 %
Loan 6	Senior Loan	7/23/2021	480	456	452	+ 4.10 %	+ 4.55 %	8/9/2027	New York	Multi	$611,846 / unit	58 %
Loan 7	Senior Loan	3/30/2021	454	454	452	+ 3.20 %	+ 3.41 %	5/15/2026	Diversified - SE	Industrial	$84 / sqft	76 %
Loan 8	Senior Loan[2]	11/22/2019	470	383	76	+ 3.78 %	+ 4.25 %	12/9/2025	Los Angeles	Office	$701 / sqft	69 %
Loan 9	Senior Loan	12/9/2021	385	366	366	+ 2.76 %	+ 2.89 %	12/9/2026	New York	Mixed-Use	$126 / sqft	50 %
Loan 10	Senior Loan	9/23/2019	370	345	344	+ 3.00 %	+ 3.27 %	8/16/2024	Diversified - Spain	Hospitality	$123,028 / key	62 %
Loan 11	Senior Loan	4/11/2018	345	336	336	+ 2.25 %	+ 2.28 %	5/1/2025	New York	Office	$426 / sqft	71 %
Loan 12	Senior Loan	2/27/2020	303	302	302	+ 2.70 %	+ 2.94 %	3/9/2025	New York	Multi	$795,074 / unit	59 %
Loan 13	Senior Loan	5/6/2022	293	293	291	+ 3.50 %	+ 3.79 %	5/6/2027	Diversified - UK	Industrial	$93 / sqft	53 %
Loan 14	Senior Loan	9/29/2021	312	292	291	+ 2.81 %	+ 3.03 %	10/9/2026	Washington, DC	Office	$381 / sqft	66 %
Loan 15	Senior Loan	10/25/2021	290	290	288	+ 4.00 %	+ 4.32 %	10/25/2024	Diversified - AU	Hospitality	$142,718 / key	56 %
Loans 16 - 185	Senior Loans[2]	Various	19,748	17,309	16,896	+ 3.30 %	+ 3.63 %	Various	Various	Various	Various	65 %
CECL reserve					(463)							
Total/Wtd. avg.			**$ 28,002**	**$ 24,913**	**$ 23,252**	**+ 3.38 %**	**+ 3.73 %**	**2.6 yrs**				**64 %**

(1) Date loan was originated or acquired by us, and the LTV as of such date, excluding any junior participations sold. Origination dates are subsequently updated to reflect material loan modifications.
(2) Certain loans include an aggregate $1.1 billion of Non-Consolidated Senior Interests and excludes $48.8 million of junior loan interests that we have sold as of September 30, 2023. Total loan includes unfunded commitments.
(3) The weighted-average cash coupon and all-in yield are expressed as a spread over the relevant floating benchmark rates. Excludes loans accounted for under the cost-recovery method.
(4) Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty.

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Blackstone |Blackstone Mortgage Trust, Inc. 10 APPENDIX Consolidated Balance Sheets ($ in thousands, except per share data) September 30, 2023 December 31, 2022 Assets Cash and cash equivalents $421,495 $291,340 Loans receivable 23,715,901 25,017,880 Current expected credit loss reserve (463,423) (326,137) Loans receivable, net $23,252,478 $24,691,743 Other assets 369,446 370,902 Total assets $24,043,419 $25,353,985 Liabilities and equity Secured debt, net $12,793,344 $13,528,164 Securitized debt obligations, net 2,509,254 2,664,010 Asset-specific debt, net 930,757 942,503 Loan participations sold, net 275,184 224,232 Term loans, net 2,104,824 2,114,549 Senior secured notes, net 362,981 395,166 Convertible notes, net 295,527 514,257 Other liabilities 278,027 426,904 Total liabilities $19,549,898 $20,809,785 Commitments and contingencies — — Equity Class A common stock, $0.01 par value $1,723 $1,717 Additional paid-in capital 5,499,491 5,475,804 Accumulated other comprehensive income 10,606 10,022 Accumulated deficit (1,040,950) (968,749) Total Blackstone Mortgage Trust, Inc. stockholdersʼ equity $4,470,870 $4,518,794 Non-controlling interests 22,651 25,406 Total equity $4,493,521 $4,544,200 Total liabilities and equity $24,043,419 $25,353,985

Blackstone |Blackstone Mortgage Trust, Inc. 11 APPENDIX Consolidated Statements of Operations ($ in thousands, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Income from loans and other investments Interest and related income $519,342 $358,557 $1,532,618 $876,676 Less: Interest and related expenses 353,972 202,375 1,015,718 439,708 Income from loans and other investments, net $165,370 $156,182 $516,900 $436,968 Other expenses Management and incentive fees $28,882 $25,911 $92,747 $76,462 General and administrative expenses 12,001 12,932 37,888 37,701 Total other expenses $40,883 $38,843 $130,635 $114,163 Increase in current expected credit loss reserve (96,900) (12,248) (134,530) (22,694) Gain on extinguishment of debt 4,541 — 4,541 — Income before income taxes $32,128 $105,091 $256,276 $300,111 Income tax provision 1,568 1,172 4,663 2,064 Net income $30,560 $103,919 $251,613 $298,047 Net income attributable to non-controlling interests (1,036) (673) (2,681) (1,864) Net income attributable to Blackstone Mortgage Trust, Inc. $29,524 $103,246 $248,932 $296,183 Per share information (basic) Net income per share of common stock, basic $0.17 $0.60 $1.44 $1.74 Weighted-average shares of common stock outstanding, basic 172,648,118 170,971,874 172,620,799 170,303,470 Per share information (diluted) Net income per share of common stock, diluted $0.17 $0.59 $1.44 $1.71 Weighted-average shares of common stock outstanding, diluted 172,648,118 185,316,078 180,891,859 182,011,842

Blackstone |Blackstone Mortgage Trust, Inc. 12 APPENDIX (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Represents realized gains and losses on the repatriation of unhedged foreign currency. The difference between the value of such foreign currency on the date of conversion to USD and our cumulative basis in such foreign currency is not included in GAAP net income, but rather as a component of other comprehensive income on our consolidated financial statements. Quarterly Per Share Calculations (in thousands, except per share data) Distributable Earnings Reconciliation Book Value per Share Earnings per Share September 30, 2023 June 30, 2023 Stockholders' equity $4,470,870 $4,540,662 Shares Class A common stock 172,296 172,310 Deferred stock units 349 340 Total outstanding 172,645 172,650 Book value per share $25.90 $26.30 Three Months Ended September 30, 2023 June 30, 2023 Net income(1) $29,524 $101,651 Weighted-average shares outstanding, basic 172,648 172,615 Per share amount, basic $0.17 $0.59 Diluted earnings $29,524 $105,207 Weighted-average shares outstanding, diluted 172,648 180,886 Per share amount, diluted $0.17 $0.58 Three Months Ended September 30, 2023 June 30, 2023 Net income(1) $29,524 $101,651 Increase in current expected credit loss reserve 96,900 27,807 Non-cash compensation expense 7,610 7,665 Realized hedging and foreign currency gain (loss), net(2) 32 (130) Other items — 43 Adjustments attributable to non-controlling interests, net 118 (42) Distributable Earnings $134,184 $136,994 Weighted-average shares outstanding, basic 172,648 172,615 Distributable Earnings per share, basic $0.78 $0.79

Blackstone |Blackstone Mortgage Trust, Inc. (1) Represents net income (loss) attributable to Blackstone Mortgage Trust, Inc. (2) Represents realized gains and losses on the repatriation of unhedged foreign currency. The difference between the value of such foreign currency on the date of conversion to USD and our cumulative basis in such foreign currency is not included in GAAP net income, but rather as a component of other comprehensive income on our consolidated financial statements. 13 APPENDIX Reconciliation of Net Income to Distributable Earnings (in thousands, except per share data) Three Months Ended, Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Dec 31, 2022 Net income (loss)(1) $29,524 $101,651 $117,757 ($47,540) Increase in current expected credit loss reserve 96,900 27,807 9,823 188,811 Non-cash compensation expense 7,610 7,665 7,655 8,128 Realized hedging and foreign currency gain (loss), net(2) 32 (130) 889 (511) Other items — 43 18 (25) Adjustments attributable to non-controlling interests, net 118 (42) (29) (268) Distributable Earnings $134,184 $136,994 $136,113 $148,595 Weighted-average shares outstanding, basic 172,648 172,615 172,598 171,605 Net income (loss) per share, basic $0.17 $0.59 $0.68 ($0.28) Distributable Earnings per share, basic $0.78 $0.79 $0.79 $0.87

Blackstone |Blackstone Mortgage Trust, Inc. (1) Represents net income attributable to Blackstone Mortgage Trust, Inc. (2) Represents a realized loss related to loan principal amounts deemed nonrecoverable following a realization event during the three months ended December 31, 2021. This amount was previously recognized as a component of GAAP net income as an increase in our current expected credit loss reserve. (3) Represents realized gains and losses on the repatriation of unhedged foreign currency. The difference between the value of such foreign currency on the date of conversion to USD and our cumulative basis in such foreign currency is not included in GAAP net income, but rather as a component of other comprehensive income on our consolidated financial statements. 14 APPENDIX Reconciliation of Net Income to Distributable Earnings (cont.) (in thousands, except per share data) Three Months Ended, Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Dec 31, 2021 Net income(1) $103,246 $93,250 $99,687 $123,940 Charge-offs of current expected credit loss reserve(2) — — — (14,427) Increase (decrease) in current expected credit loss reserve 12,248 12,983 (2,537) 9,568 Non-cash compensation expense 8,219 8,418 8,650 7,463 Realized hedging and foreign currency loss, net(3) (1,698) (829) (200) (668) Other items (10) (65) (30) 120 Adjustments attributable to non-controlling interests, net (43) (46) (4) (30) Distributable Earnings $121,962 $113,711 $105,566 $125,966 Weighted-average shares outstanding, basic 170,972 170,666 169,254 162,057 Net income per share, basic $0.60 $0.55 $0.59 $0.76 Distributable Earnings per share, basic $0.71 $0.67 $0.62 $0.78

Blackstone |Blackstone Mortgage Trust, Inc. 15 APPENDIX Reconciliation of Adjusted Equity ($ in thousands) Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Dec 31, 2022 Sep 30, 2022 Total equity $4,493,521 $4,566,189 $4,560,699 $4,544,200 $4,683,907 Add back: aggregate CECL reserve 477,047 380,147 352,340 342,517 153,706 Adjusted Equity $4,970,568 $4,946,336 $4,913,039 $4,886,717 $4,837,613

Blackstone |Blackstone Mortgage Trust, Inc. 16 DEFINITIONS Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which is defined as GAAP net income (loss), including realized gains and losses not otherwise included in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s Manager, subject to approval by a majority of its independent directors. BXMT believes that Distributable Earnings provides meaningful information to consider in addition to net income and cash flow from operating activities determined in accordance with GAAP. This adjusted measure helps BXMT to evaluate its performance excluding the effects of certain transactions and GAAP adjustments that BXMT believes are not necessarily indicative of its current loan portfolio and operations. BXMT believes Distributable Earnings is a useful financial metric for existing and potential future holders of its class A common stock as historically, over time, Distributable Earnings has been a strong indicator of its dividends per share. Distributable Earnings mirrors the terms of the management agreement between BXMT and its Manager and for purposes of calculating the incentive fee expense. Distributable Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income, or an indication of GAAP cash flows from operations, a measure of BXMT’s liquidity, or an indication of funds available for its cash needs. In addition, the methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, BXMT’s reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Adjusted Equity: BXMT discloses Adjusted Equity in this presentation. Adjusted Equity is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with GAAP. Adjusted Equity reflects BXMT’s total equity, excluding the aggregate CECL reserve on loans receivable and unfunded commitments. BXMT believes that Adjusted Equity provides meaningful information to consider in addition to its total equity determined in accordance with GAAP in the context of assessing its debt-to-equity and total leverage ratios. The adjusted debt-to-equity and total leverage ratios are metrics used, in addition to unadjusted debt-to-equity and total leverage ratios, when evaluating BXMT’s capitalization structure, as Adjusted Equity excludes the unrealized impact of BXMT’s CECL reserve, which may vary from quarter-to-quarter as its loan portfolio changes and market and economic conditions evolve. BXMT believes these ratios, and therefore Adjusted Equity, are useful financial metrics for existing and potential future holders of its class A common stock to consider when evaluating how BXMT’s business is capitalized and the relative amount of leverage in its business. Adjusted Equity does not represent BXMT’s total equity and should not be considered as an alternate to GAAP total equity. In addition, BXMT’s methodology for calculating Adjusted Equity may differ from methodologies employed by other companies to calculate the same or similar supplemental measures, and accordingly, BXMT’s reported Adjusted Equity may not be comparable to the Adjusted Equity reported by other companies. Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio. Net Loan Exposure: Represents loans that are included in BXMT’s consolidated financial statements, net of (i) participations sold, (ii) cost-recovery proceeds, and (iii) CECL reserves on its loans receivable. 1M SOFR: Represents 1-Month Term SOFR, which is an interest rate based on the Secured Overnight Financing Rate (SOFR), calculated and published for a 1-month tenor.

Blackstone |Blackstone Mortgage Trust, Inc. 17 FORWARD-LOOKING STATEMENTS AND IMPORTANT DISCLOSURE INFORMATION References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances.